EXHIBIT 99.1

Golden Matrix Reports Fiscal 2023 Financial Results With Record Revenues of $44.2 Million

LAS VEGAS, NV, January 17, 2024 - Golden Matrix Group Inc. (NASDAQ:GMGI)(the “Company”, “Golden Matrix” or “GMGI”), a developer, licensor and global operator of online gaming and eCommerce platforms, systems and gaming content, today reported financial results for its fiscal year ended October 31, 2023, including:

•

Full-year record revenues of $44.2 million, an increase of 23% on revenues of $36 million in the comparable 12-month period ended October 31, 2022; includes record revenues of $11.8 million in the fourth fiscal quarter of 2023.

•	Net loss of $1.17 million with Adjusted EBITDA of $2.4 million* in fiscal 2023.
•	Cash and cash equivalents of $17.1 million and total assets of $35.6 million as of October 31, 2023.
•	Current liabilities of $4.48 million and no long-term liabilities as of October 31, 2023.
•	GMGI shareholders’ equity increased to $31.1 million as of 2023..
•	Current gaming operators and registered user numbers of 785 and 8.2 million, respectively, in business-to-business (B2B) traditional business.
•	Business-to-consumer (B2C) segments – RKingsCompetitions Ltd. (RKings) and Mexplay - now have over 325,000 and 61,000 registered users, respectively.
•	Management expects the acquisition of the MeridianBet Group to close during the first calendar quarter of 2024.

Revenue contributions in fiscal 2023 from GMGI’s B2B and B2C segments were $15.63 million and $28.54 million, respectively.

The net loss in fiscal 2023 was due primarily to general and administrative non-cash expenses of $2.45 million for stock-based compensation, an increase in income tax expenses of $264,257, an increase in Mexplay operation costs of $497,278, an increase in consulting fees of $296,771, and a decrease in foreign exchange gain of $269,196.

“Year after year, we continue to achieve significant improvements in revenue,” said Golden Matrix CEO Brian Goodman, who continued, “this solid momentum has delivered four consecutive years of revenue growth and shareholders’ equity increases. GMGI’s success in the past financial year was driven by our diversified portfolio, spanning B2B and B2C, in some of the fast-growing online gaming markets around the world.”

“Additionally, we further strengthened our Mexplay B2C online casino operation in Mexico,” said Mr. Goodman.

“We believe that the results delivered over the last financial year demonstrate the ongoing resilience, competitiveness and diversification of our portfolio, IP and the sound fundamentals in the markets in which we operate,” stated Mr. Goodman.

“Increased costs incurred and investments made in our B2B and B2C platforms this past year have been critical to keeping us competitive and accelerating strong revenue growth. Our state-of-the-art gaming systems and superior gaming content continue to evolve to engage and increase our growing numbers of millions of participants,” said Mr. Goodman.

1

Mr. Goodman said the acquisition of the MeridianBet Group “is expected to significantly advance GMGI’s global footprint, and significantly increase revenues and profitability. There will be numerous B2B and B2C product offerings in multiple regions worldwide, and we believe that the combined company will be in a favorable position to participate in the online gambling markets in both the U.S. and Canada.”

Selective amounts stated above are rounded to the nearest $100,000, please see the Company’s Annual Report on Form 10-K for exact numbers.

For additional information on Golden Matrix’s financial performance, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023, which has been filed with the SEC today and is available at

https://www.nasdaq.com/market-activity/stocks/gmgi/sec-filings or www.sec.gov.

A summary of the Company’s performance and highlights can be found at www.goldenmatrix.com/highlights.

* Adjusted EBITDA is a non-GAAP financial measure. See also “Non-GAAP Financial Measures” and “Reconciliation of Net Income (loss) to Adjusted Earnings excluding Interest Expense, Interest Income, Tax, Depreciation Expense, Amortization Expense and Stock-based Compensation Expense" included in the tables at the end of this release.

AboutGolden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The Company also owns and operates MEXPLAY, a regulated online casino in Mexico.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

Non-GAAP Financial Measures

Adjusted EBITDA, which is disclosed above, is a “non-GAAP ﬁnancial measure” presented as a supplemental measure of the Company’s performance. Adjusted EBITDA is not presented in accordance with accounting principles generally accepted in the United States, or GAAP. Adjusted EBITDA represents net income (loss) before interest, taxes, depreciation and amortization, and also excludes stock-based compensation expense. Adjusted EBITDA is presented because we believe it provides additional useful information to investors due to the various noncash items during the period. Adjusted EBITDA is not recognized in accordance with GAAP, is unaudited, and has limitations as an analytical tool, and you should not consider it in isolation, or as substitutes for analysis of the Company’s results as reported under GAAP. Some of these limitations are: Adjusted EBITDA does not reﬂect cash expenditures, or future requirements for capital expenditures, or contractual commitments; Adjusted EBITDA does not reﬂect changes in, or cash requirements for, working capital needs; Adjusted EBITDA does not reﬂect the signiﬁcant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reﬂect any cash requirements for such replacements; and other companies in this industry may calculate Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure. The Company’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. For more information on these non-GAAP ﬁnancial measures, please see the section titled “Reconciliation of Net Income (loss) attributable to Golden Matrix Group, Inc., to Adjusted Earnings excluding Interest Expense, Interest Income, Amortization Expense and Stock-based Compensation Expense” included at the end of this release.

2

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Meridian Bet Purchase Agreement, as amended and restated (the “Purchase Agreement”) on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of Meridian Bet Group or GMGI (collectively, the “Purchase Agreement Parties”) to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals (including the approval of Nasdaq for the continued listing of GMGI’s common stock on Nasdaq post-closing) required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of GMGI to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the fact that the sellers have the sole right to approve the funding required to be obtained in connection with the acquisition and the terms thereof, and also have the sole right to determine whether any portion of the Meridian Bet Group’s cash on hand at closing may be used to pay a portion of the purchase price payable by GMGI at the closing, which approvals they may not provide and/or may condition on other events; the ability to obtain approval by the GMGI’s shareholders; potential lawsuits regarding the acquisition; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of GMGI to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of GMGI following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which the Purchase Agreement Parties operate; the effect on GMGI and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, high interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of GMGI and/or its subsidiaries to obtain additional gaming licenses; the ability of GMGI to manage growth; GMGI’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; GMGI’s ability to maintain the listing of its common stock on the Nasdaq Capital Market (both before the closing and after the closing); GMGI’s expectations for future growth, revenues, and profitability; GMGI’s expectations regarding future plans and timing thereof; GMGI’s reliance on its management; the fact that GMGI’s chief executive officer has voting control over the Company and the fact that the sellers will obtain voting control over GMGI following the completion of the acquisition of Meridian Bet; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on GMGI’s operations and prospects; GMGI’s ability to protect proprietary information; the ability of GMGI to compete in its market; the status of GMGI’s internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, GMGI’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which GMGI’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of GMGI’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

3

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GMGI’s publicly filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GMGI’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, GMGI’s Annual Report on Form 10-K for the year ended October 31, 2023, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to GMGI or any person acting on behalf of any Purchase Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GMGI’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GMGI cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GMGI undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by GMGI. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote, proxy or approval in connection with the Purchase Agreement or related transactions. In connection with the transactions contemplated by the Purchase Agreement, GMGI plans to file with the Securities and Exchange Commission (SEC) a definitive proxy statement to seek shareholder approval for the Purchase Agreement and the issuance of shares of common stock in connection with the Purchase Agreement and certain other matters, which, when finalized, will be sent to the shareholders of GMGI seeking their approval of the respective transaction-related proposals, as well as other documents regarding the proposed transactions. This communication is not a substitute for any definitive proxy statement or other document GMGI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THAT DOCUMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GMGI AND THE PURCHASE AGREEMENT AND THE PROPOSED PURCHASE TRANSACTION.

4

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from GMGI at its website, https://goldenmatrix.com/investors-overview/. Documents filed with the SEC by GMGI will be available free of charge on the “Investors,” “SEC Filings” page of our website at https://goldenmatrix.com/investors-overview/sec-filings/ or, alternatively, by directing a request by mail, email or telephone to GMGI at 3651 Lindell Road, Suite D131, Las Vegas, NV 89103; ir@goldenmatrix.com, or (702) 318-7548, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of GMGI in respect of the transactions contemplated by the Purchase Agreement under the rules of the SEC. Information about GMGI’s directors and executive officers and their ownership of GMGI is available in the Company’s Annual Report on Form 10-K filed with the SEC on January 17, 2024.

The sellers, Meridian Bet Group, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from GMGI’s shareholders in connection with the Purchase Agreement. A list of the names of such parties and information regarding their interests in the Purchase Agreement will be included in the definitive proxy statement for the Purchase Agreement when available.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the Purchase Agreement when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from GMGI using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Purchase Agreement and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Connect with us:

X - https://twitter.com/gmgi_official

Instagram - https://www.instagram.com/goldenmatrixgroup/

Golden Matrix Group

Contact: ir@goldenmatrix.com

5

Golden Matrix Group, Inc. and Subsidiary
Consolidated Balance Sheets

	October 31, 2023	October 31, 2022
ASSETS

Current assets:
Cash	$17,100,280	$14,949,673
Accounts receivable, net	3,551,383	2,641,023
Accounts receivable – related parties	331,246	413,714
Prepaid expenses	103,271	84,372
Short-term deposit	51,971	52,577
Inventory, prizes	1,714,525	1,147,591
Total current assets	$22,852,676	$19,288,950

Non-current assets:
Property, plant & equipment, net	46,447	72,411
Intangible assets, net	2,245,341	2,607,075
Operating lease right-of-use assets	56,643	150,653
Goodwill	10,381,710	10,452,324
Total non-current assets	12,730,141	13,282,463
Total assets	$35,582,817	$32,571,413

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$2,847,653	$1,385,076
Accounts payable – related parties	12,921	10,637
Accrued income tax liability	476,485	324,147
Deferred revenues	108,106	182,444
Deferred tax liability	18,819	4,409
Current portion of operating lease liability	59,089	95,085
Customer deposits	348,620	109,328
Accrued interest	123	123
Contingent liability	607,607	573,197
Consideration payable – related party	-	30,708
Total current liabilities	4,479,423	2,715,154

Non-current liabilities:
Non-current portion of operating lease liability	-	59,778
Total non-current liabilities	-	59,778
Total liabilities	$4,479,423	$2,774,932

Shareholders’ equity:
Preferred stock: $0.00001 par value; 20,000,000 shares authorized	-	-
Preferred stock, Series B: $0.00001 par value, 1,000 shares designated, 1,000 and 1,000 shares issued and outstanding, respectively	-	-
Common stock: $0.00001 par value; 250,000,000 shares authorized; 36,162,932 and 28,182,575 shares issued and outstanding, respectively	$362	$282
Additional paid-in capital	57,023,788	51,677,727
Accumulated other comprehensive income (loss)	(73,159)	(205,747)
Accumulated deficit	(25,847,597)	(24,674,847)
Total shareholders’ equity of GMGI	31,103,394	26,797,415
Noncontrolling interests	-	2,999,066
Total equity	31,103,394	29,796,481
Total liabilities and shareholders’ equity	$35,582,817	$32,571,413

6

Golden Matrix Group, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income (Loss)

	For the Year Ended October 31,
	2023	2022

Revenues	$43,511,520	$35,172,483
Revenues-related party	662,532	862,373
Total revenues	44,174,052	36,034,856
Cost of goods sold	(34,305,181)	(26,872,229)
Gross profit	9,868,871	9,162,627

Costs and expenses:
G&A expense	8,431,192	6,128,998
G&A expense- related party	1,963,926	2,841,137
Total operating expenses	10,395,118	8,970,135
Income (loss) from operations	(526,247)	192,492

Other income (expense):
Interest expense	(12,400)	-
Interest earned	57,004	9,190
Foreign exchange gain	(7,801)	261,395
Total other income	36,803	270,585
Net income (loss) before tax	(489,444)	463,077
Provision for income taxes	683,306	419,049
Net income (loss)	(1,172,750)	44,028
Less: Net income attributable to noncontrolling interest	-	294,066
Net loss attributable to GMGI	$(1,172,750)	$(250,038)

Weighted average ordinary shares outstanding:
Basic	35,420,696	28,042,001
Diluted	35,420,696	28,042,001
Net income (loss) per ordinary share attributable to GMGI:
Basic	$(0.03)	$(0.01)
Diluted	$(0.03)	$(0.01)

Net income (loss)	$(1,172,750)	44,028
Foreign currency translation adjustments	132,588	(204,027)
Comprehensive loss	(1,040,162)	(159,999)
Less: Net income attributable to noncontrolling interest	-	294,066
Comprehensive loss attributable to GMGI	$(1,040,162)	$(454,065)

7

Reconciliation of Net Income (loss) to Adjusted Earnings

excluding Interest Expense, Interest Income, Tax, Depreciation Expense, Amortization Expense and Stock-based Compensation Expense

	Twelve Months Period Ended
	October 31, 2023	October 31, 2022
Net income (loss)	$(1,172,750)	$44,028
+ Interest expense	12,400	-
- Interest income	(57,004)	(9,190)
+ Taxes	683,306	419,049
+ Depreciation	41,380	22,847
+ Amortization	439,933	384,588
EBITDA	(52,735)	861,322
+ Stock-based compensation	2,450,011	2,665,221
Adjusted EBITDA	$2,397,276	$3,526,543

8